UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

FREIGHT SOLUTION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216960	81-2749032
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. 9th Street, 12B, Los Angeles, CA 90079
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(424) 261-2568

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Tel: 212-519-5109
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BACKGROUND

On June 5, 2018, Shane Ludington, the principal shareholder, President, Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Freight Solution, Inc. (the “Registrant” or the “Company”) consummated the sale of 15,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) owned by Mr. Ludington to Bioanomaly, Inc., a California corporation, doing business as Quanta (“Quanta”). The sale of the shares, which represented approximately sixty-eight percent (68%) of the outstanding common stock of the Company, represented a change in control of the Company.  In connection with the sale of the shares and the Merger, as that term is defined below, Mr. Ludington resigned as officer and director of the Company and forgave and discharged any indebtedness of any kind owed to him by the Company.

On June 6, 2018, the Company executed an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), with Bioanomaly, Inc., a California corporation, d/b/a Quanta (“Quanta”) and Quanta Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company (“Acquisition”). Pursuant to the terms of the Merger Agreement, Acquisition merged with and into Quanta in a statutory reverse triangular merger (the “Merger”) with Quanta surviving as a wholly-owned subsidiary of the Company.  As consideration for the Merger, the Company agreed to issue the shareholders of Quanta (the “Quanta Holders”) an aggregate of 25,900,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in accordance with their pro rata ownership of Quanta capital stock.  Following the Merger, the Company adopted the business plan of Quanta.

Simultaneously with the Merger, the Company accepted subscriptions for 6,500,000 shares of Common Stock in a private placement offering (the “Offering”) of its Common Stock at a purchase price of $0.20 per share, offered pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) for the aggregate offering amount of $1,300,000.  The Company also accepted subscriptions from two non-affiliated investors for warrants to purchase 3,000,000 shares of the Registrant’s Common Stock at an exercise price of $0.30 per share expiring in four years, also in accordance with Rule 506 of Regulation D of the Securities Act.

As a result of the Merger, Quanta became a wholly-owned subsidiary of the Registrant, and following the consummation of the Merger and giving effect to the securities sold in the Offering, and the retirement of 15,000,000 shares of Common Stock in connection with the Merger, Quanta shareholders will beneficially own approximately sixty-three percent (63%) of the issued and outstanding Common Stock of the Registrant. The parties have taken the actions necessary to provide that the Merger is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains customary representations, warranties and covenants of the Registrant and Quanta for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K.

At the effective time of the Merger, our board of directors and officers was reconstituted by the resignation of Shane Ludington as Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Registrant and the appointment of Eric Rice as Chairman, Chief Executive Officer Chief Financial Officer and Jeffrey Doiron as President and Chief Operations Officer.

Also on June 6, 2018, the Registrant approved an amendment to its Articles of Incorporation (the “Amendment”) to Quanta, Inc.

FORM 10 DISCLOSURE

The Company was not a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Merger Agreement.  However, set forth below, pursuant to Item 2.01(f) of Form 8-K, is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Merger Agreement).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 6, 2018, the Company executed the Merger Agreement. For a description of the Merger, and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Merger With Quanta

As previously disclosed, effective June 6, 2018, Freight Solution, Inc., a Nevada corporation (the “Registrant” or the “Company”) consummated an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), with Bioanomaly, Inc., a California corporation d/b/a Quanta (“Quanta”) and Quanta Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company (“Acquisition”). Pursuant to the terms of the Merger Agreement, Acquisition merged with and into Quanta in a statutory reverse triangular merger (the “Merger”) with Quanta surviving as a wholly-owned subsidiary of the Company.  As consideration for the Merger, the Company agreed to issue the shareholders of Quanta (the “Quanta Holders”) an aggregate of 25,900,000 shares of our common stock, par value $0.001 per share (the “Common Stock”) in accordance with their pro rata ownership of Quanta capital stock.  Following the Merger, the Company adopted the business plan of Quanta.

The parties have taken the actions necessary to provide that the Merger is treated as a “tax free exchange” under Section 351 of the Internal Revenue Code of 1986, as amended.  The Merger Agreement contains customary representations, warranties and covenants of the Company and Quanta for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete.  For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K.

Pro Forma Ownership

Following the issuance of the Merger Shares and the Shares sold in the Offering, the former shareholders of Quanta and/or their designees now beneficially own approximately sixty-three percent (63%) of the total outstanding shares of the Company’s Common Stock. For financial accounting purposes, the acquisition was treated as a reverse acquisition of the Company by Quanta, under the purchase method of accounting, and was deemed a recapitalization with Quanta as the acquirer. Upon consummation of the Merger, the Company adopted the business plan of Quanta.

DESCRIPTION OF BUSINESS OF QUANTA

COMPANY OVERVIEW

Quanta is an applied science company focused on increasing energy levels in plant matter to increase performance within the human body. Our proprietary technology uses quantum mechanics to increases bio-activity of targeted molecules to enhance the desired effects.  We specialize in potentiating rare naturally occurring elements to create impactful and sustainable healing solutions that are as powerful and predictable as pharmaceutical drugs.

We offer our technology as a platform, making it accessible to existing high-quality product makers with existing distribution channels, as well as consumer products. Our mission is to power as many impactful, high-performing wholly organic solutions as possible through a series of licensing and distribution partnerships.

BioAnomaly Inc. was founded in 2016 by a group of technology and industry entrepreneurs and provides licensed technology solutions to natural product companies in multiple verticals.  Our headquarters is located in Los Angeles, California.

BUSINESS MODEL

Though we plan to launch a small number of our own products, the Quanta business model is primarily focused on co-branding deals with top-quality product providers makers through our “Powered by Quanta” platform. Our business model is very similar to the “Intel Inside” program. We help top brands in cannabis, anti-aging, health and wellness, stress management, pain management, fitness and brain performance enhancement increase the bio-activity of selected elements within their existing formulas to create new, higher performing product lines. In exchange for access to our technology we collect either monthly fees and or profit share on new revenue created. With regard to cannabis partnerships we do not participate in revenue, we provide our technology and services on a flat monthly fee.

We are currently working with brands that use the following elements in their product lines:

•	Turmeric
•	Arnica
•	Amino Acids
•	Lipids
•	Plant Proteins
•	Cannabinoids
•	Stem Cells
•	Kratom
•	Eucalyptus
•	Kanna

ADDRESSABLE MARKETS

Though our initial focus has been cannabis, Quanta has the unique ability to work within any market that leverages plant matter elements for products. The company is also entering the nutraceutical and phytoceutical industries and has plans to expand into multiple sectors in the coming years.

“POWERED BY QUANTA”

Our “Powered by Quanta” program is a licensing platform designed to integrate our technology into existing top quality products around the globe. Once we align with a brand that meets our criteria of having both great products and large distribution, we install one of our remotely operated machines in their facility.  Each time the partner makes product they simply place their materials in the chamber and answer 5 simple questions. This information is then sent to one of our scientists. Once their batch is complete, we notify the partner to remove it from the machine.  They then place “Powered by Quanta” on their products and collect a premium. 100% of our machines are run remotely on a dedicated fiber optic line for quality control, security and ease of use for our partners. Currently each machine can polarize 7.5 liters of oils every 4.25 hours.

GROWTH STRATEGY

Licensing

Our current focus is solidifying licensing/co-branding partnerships with the top companies in the cannabis sector, though we are entering into multiple other markets as well. In the cannabis industry we are focused on working with high quality THC brands. This allows us to offer the public a standardized experience with higher energy and lower side effects without having to become a licensed cannabis company. Both recreational and medicinal THC brands are starting to realize the importance of market differentiation a need for a standardized consumer experience. We are offering limited licenses in legal states. We are also looking to work with a small, select group of top CBD brands with large distribution and solid reputations.

CBD Products

Our technology significantly increases the bio-activity of CBD which we believe puts us in a strong position for the future. We will work with top brands, but we will also be offering our own hemp derived CBD products online and in traditional stores. Currently we are preparing to launch our fast-acting and high performing CBD Muscle Rub nationwide.

MARKETING AND DISTRIBUTION

We offer a scientific solution that is difficult for the public to understand, which makes education a large part of the marketing plan for Quanta.  We plan to launch campaigns to offer free samples of our products in exchange for consumer information to build lists and eCommerce revenues.  We believe the best way to sell Quanta’s products is to have people try them and feel the difference.

We are focused on influencer marketing, traditional and digital media, internet marketing and product placement as a primary means of marketing for Quanta. We believe that high quality content in conjunction with pre-built digital distribution will be the best value for the dollar. We have solidified and are currently solidifying partnerships with very visible influencers and celebrities to help with awareness and digital distribution. We have also partnered with some of the top names in PR to create traditional media exposure opportunities.

PRODUCTS AND SERVICES

Polarization Technology Licensing.

The Company owns proprietary technology that uses frequency training to improve the performance of cannabinoids and other natural elements. For tetrahydrocannabinol or “THC” products our core technology provides very specific advantages for partner brands such as increased energy and greatly reduced side effects (paranoia, anxiety, laziness and loss of cognitive functions) while standardizing the overall THC consumer experience. And for CBD products we offer increased time to activation, increased duration of performance and

The Company intends to monetize this intellectual property through licensing agreements in conjunction with cannabis brands that adhere to state medical and recreational marijuana laws as well as establish business relationships with scientific research organizations to develop biologic applications based upon specific plant research and development methodologies.

The Company owns intellectual property (recipes and process/methods) for use in medical marijuana topicals, edibles, vape, sub-lingual and lozenges.  The Company's proprietary muscle rub is unlike other topicals of which may take up to an hour or more to take effect. Based upon preliminary results, our muscle rub generally takes effect within a period of 1-3 minutes.  We believe the rapid acting characteristics of our muscle rub will overcome the major obstacle of penetrating the main stream pain and muscle tension relief customer.  In addition to the muscle rub, we have other forms of topicals under development that assist with anti-aging, inflammation, sexual performance, testosterone balancing and weight loss.

Objectives

Our current strategy is to seek out new co-branding and licensing opportunities for our intellectual property while constantly looking for new strategic corporate and product acquisitions. We are also focused on developing and acquiring new patents, trade secrets, trademarks and other intellectual property.

MANAGEMENT AND EMPLOYEES

As of the date of this Report, Quanta has 10 full time and 6 part time employees.  We believe we enjoy good employee relations. None of our employees are members of any labor union, and we are not a party to any collective bargaining agreement.

PROPERTIES

The Company does not own any physical location.  Quanta currently leases its corporate headquarters and other offices in Los Angeles, California which lease expires on August 1, 2018.  Because our current offices are insufficient in size for current and future operations, the Company plans to seek replacement office space around the Los Angeles area at the time of the expiration of the current lease.

LIQUIDITY AND CAPITAL RESOURCES

The Company generates revenues from sales of technology and related services. The Company's other known potential sources of capital are possible proceeds from private placements, issuance of notes payable, loans from its officers, and cash from future revenues after the Company commences sales. The Company may require additional financing to continue operations, and there is no assurance that such additional financing will be available.

POTENTIAL FUTURE PROJECTS AND CONFLICTS OF INTEREST

Members of the Company’s management may serve in the future as an officer, director or investor in other entities.  Neither Quanta nor any of its shareholders would have any interest in these other companies’ projects.  Management believes that it has sufficient resources to fully discharge its responsibilities for all current and future Quanta projects.

GOVERNMENT REGULATION

We believe we are in compliance with applicable federal, state and other regulations and that we have compliance programs in place to ensure compliance going forward.  There are no regulatory notifications or actions pending.

LEGAL MATTERS

From time to time, we are a party to, or otherwise involved in, legal proceedings arising in the normal and ordinary course of business. As of the date of this report, we are not aware of any other proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on our business, results of operations, cash flows or financial position.

RISK FACTORS

OUR SECURITIES ARE HIGHLY SPECULATIVE, AND PROSPECTIVE PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK.  ACCORDINGLY, PROSPECTIVE PURCHASERS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO THE OTHER INFORMATION IN THIS CURRENT REPORT AND RELATED EXHIBITS.

Risk Factors

Risks Related to the Business

Quanta is and will continue to be completely dependent on the services of our Chief Executive Officer and President, the loss of whose services may cause our business operations to cease, and we will need to engage and retain qualified employees and consultants to further implement our strategy.

Quanta’s operations and business strategy are completely dependent upon the knowledge and business connections of Eric Rice and Jeffrey Doiron. They are under no contractual obligation to remain employed by us. If any should choose to leave us for any reason or become ill and unable to work for an extended period of time before we have hired additional personnel, our operations will likely fail. Even if we are able to find additional personnel, it is uncertain whether we could find someone who could develop our business along the lines described in this Form 8-K. We will likely fail without the services of our officers or an appropriate replacement(s).

Because we have only recently commenced business operations, we face a high risk of business failure.

The Company was formed in 2016. All of our efforts to date have related to developing our business plan and beginning business activities. Through June 6, 2018, we had limited operating revenues. We face a high risk of business failure. The likelihood of the success of the Company must be considered in light of the expenses, complications and delays frequently encountered in connection with the establishment and expansion of new businesses and the competitive environment in which the Company will operate. There can be no assurance that future revenues will occur or be significant enough or that we will be able to sell its products and services at a profit, if at all. Future revenues and/or profits, if any, will depend on many various factors, including, but not limited to both initial and continued market acceptance of the Company’s website and the successful implementation of its planned growth strategy.

Cannabis remains illegal under Federal law.

Despite the development of a regulated cannabis industry under the laws of certain states, these state laws regulating medical and adult cannabis use are in conflict with the Federal Controlled Substances Act, which classifies cannabis as a Schedule I controlled substance and makes cannabis use and possession illegal on a national level. The United States Supreme Court has ruled that the Federal government has the right to regulate and criminalize cannabis, even for medical purposes, and thus Federal law criminalizing the use of cannabis preempts state laws that regulate its use. Although the prior administration determined that it was not an efficient use of resources to direct Federal law enforcement agencies to prosecute those lawfully abiding by state laws allowing the use and distribution of medical and recreational cannabis, on January 4, 2018, the current administration issued the Sessions Memo announcing a return to the rule of law and the rescission of previous guidance documents. The Sessions Memo rescinds the Cole Memo which was adopted by the Obama administration as a policy of noninterference with marijuana-friendly state laws. The Sessions Memo shifts federal policy from a hands-off approach adopted by the Obama administration to permitting federal prosecutors across the country to decide how to prioritize resources to regulate marijuana possession, distribution and cultivation in states where marijuana use is regulated. There can be no assurance that federal prosecutors will not prosecute and dedicate resources to regulate marijuana possession, distribution and cultivation in states where marijuana use is regulated which may cause states to reconsider their regulation of marijuana which would have a detrimental effect on the marijuana industry. Any such change in state laws based upon the Sessions Memo and the Federal government’s enforcement of Federal laws could cause significant financial damage to us and our stockholders.

As the possession and use of cannabis is illegal under the Federal Controlled Substances Act, we may be deemed to be aiding and abetting illegal activities through the services and data that we provide to government regulators, dispensaries, cultivators and consumers. As a result, we may be subject to enforcement actions by law enforcement authorities, which would materially and adversely affect our business.

Under Federal law, and more specifically the Federal Controlled Substances Act, the possession, use, cultivation, and transfer of cannabis is illegal. Our business provides services to customers that are engaged in the business of possession, use, cultivation, and/or transfer of cannabis. As a result, law enforcement authorities, in their attempt to regulate the illegal use of cannabis, may seek to bring an action or actions against us, including, but not limited, to a claim of aiding and abetting another’s criminal activities. The Federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” 18 U.S.C. §2(a). As a result of such an action, we may be forced to cease operations and our investors could lose their entire investment. Such an action would have a material negative effect on our business and operations.

Federal enforcement practices could change with respect to services provided to participants in the cannabis industry, which could adversely impact us. If the Federal government were to expend its resources on enforcement actions against service providers in the cannabis industry under guidance provided by the Sessions Memo, such actions could have a material adverse effect on our operations, our customers, or the sales of our products.

It is possible that due to the recent Sessions Memo our clients may discontinue the use of our services, our potential source of customers may be reduced and our revenues may decline. Further, additional government disruption in the cannabis industry could cause potential customers and users to be reluctant to use and advertise our products, which would be detrimental to the Company. We cannot predict the impact of the Sessions Memo at this time nor can we predict the nature of any future laws, regulations, interpretations or applications including the effect of such additional regulations or administrative policies and procedures, when and if promulgated, could have on our business.

Our business is dependent on state laws pertaining to the cannabis industry.

Thirty states allow their citizens to use medical cannabis. In addition, the District of Columbia and eight states (Alaska, California, Colorado, the District of Columbia, Maine, Massachusetts, Nevada, Oregon and Washington) have regulated the sale of cannabis for adult use. Continued development of the cannabis industry is dependent upon continued legislative authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area including, but not limited to, the Sessions Memo. While there may be ample public support for legislative action, numerous factors impact the legislative process. For example, in November 2016, voters in Arizona rejected a ballot initiative that would have permitted the adult-use of cannabis. Further regulation attempts at the state level that create bad public policy could slow or stop further development of the cannabis industry. Any one of these or other factors could slow or halt use of cannabis, which would negatively impact our business.

We may not be successful in hiring technical personnel because of the competitive market for qualified technical people.

The Company's future success depends largely on its ability to attract, hire, train and retain highly qualified technical personnel to provide the Company's services. Competition for such personnel is intense. There can be no assurance that the Company will be successful in attracting and retaining the technical personnel it requires to conduct and expand its operations successfully and to differentiate itself from its competition. The Company's results of operations and growth prospects could be materially adversely affected if the Company were unable to attract, hire, train and retain such qualified technical personnel.

We may be unable to adequately establish, protect or enforce our intellectual property rights.

Our success depends in part upon our ability to establish, protect and enforce our intellectual property and other proprietary rights. If we fail to establish, protect or enforce our intellectual property rights, we may lose an important advantage in the market in which we compete. We rely on a combination of trademark, copyright and trade secret law and contractual obligations to protect our key intellectual property rights, all of which provide only limited protection. Our intellectual property rights may not be sufficient to help us maintain our position in the market and our competitive advantages.

We primarily rely on trade secrets to protect our proprietary technology. Trade secrets may not be protectable if not properly kept confidential. We strive to enter into non-disclosure agreements with our employees, customers, contractors and business partners to limit access to and disclosure of our proprietary information. However, the steps we have taken may not be sufficient to prevent unauthorized use of our technology, and adequate remedies may not be available in the event of unauthorized use or disclosure of our trade secrets and proprietary technology. Moreover, others may reverse engineer or independently develop technologies that are competitive to ours or infringe our intellectual property.

Accordingly, despite our efforts, we may be unable to prevent third-parties from using our intellectual property for their competitive advantage. Any such use could have a material adverse effect on our business, results of operations and financial condition. Monitoring unauthorized uses of and enforcing our intellectual property rights can be difficult and costly. Legal intellectual property actions are inherently uncertain and may not be successful, and may require a substantial amount of resources and divert our management’s attention.

Claims by others that we infringe their intellectual property could force us to incur significant costs or revise the way we conduct our business.

Our competitors protect their proprietary rights by means of patents, trade secrets, copyrights, trademarks and other intellectual property. We have not conducted an independent review of patents and other intellectual property issued to third-parties, who may have patents or patent applications relating to our proprietary technology. We may receive letters from third parties alleging, or inquiring about, possible infringement, misappropriation or violation of their intellectual property rights. Any party asserting that we infringe, misappropriate or violate proprietary rights may force us to defend ourselves, and potentially our customers, against the alleged claim. These claims and any resulting lawsuit, if successful, could subject us to significant liability for damages and/or invalidation of our proprietary rights or interruption or cessation of our operations. Any such claims or lawsuit could:

●	be time-consuming and expensive to defend, whether meritorious or not;

●	require us to stop providing products or services that use the technology that allegedly infringes the other party’s intellectual property;

●	divert the attention of our technical and managerial resources;

●	require us to enter into royalty or licensing agreements with third-parties, which may not be available on terms that we deem acceptable;

●
prevent us from operating all or a portion of our business or force us to redesign our products, services or technology platforms, which could be difficult and expensive and may make the performance or value of our product or service offerings less attractive;

●	subject us to significant liability for damages or result in significant settlement payments; or

●	require us to indemnify our customers.

Furthermore, during the course of litigation, confidential information may be disclosed in the form of documents or testimony in connection with discovery requests, depositions or trial testimony. Disclosure of our confidential information and our involvement in intellectual property litigation could materially adversely affect our business. Some of our competitors may be able to sustain the costs of intellectual property litigation more effectively than we can because they have substantially greater resources. In addition, any litigation could significantly harm our relationships with current and prospective customers. Any of the foregoing could disrupt our business and have a material adverse effect on our business, operating results and financial condition.

Risks Related to Our Securities

Our officers and directors currently own the majority of our voting power, and through this ownership, control our Company and our corporate actions.

Our current Board of Directors and executive officers, hold approximately [   ]% of the voting power of the Company’s outstanding voting capital stock. These parties have a controlling influence in determining the outcome of any corporate transaction or other matters submitted to our stockholders for approval, including mergers, consolidations and the sale of all or substantially all of our assets, election of directors, and other significant corporate actions. As such, these shareholders have the power to prevent or cause a change in control; therefore, without the aforementioned consent we could be prevented from entering into transactions that could be beneficial to us. The interests of our executive officers may give rise to a conflict of interest with the Company and the Company’s shareholders.

There is a substantial lack of liquidity of our common stock and volatility risks.

Our common stock is quoted on the OTC Markets platform under the symbol “FSIZ.” The liquidity of our common stock may be very limited and affected by our limited trading market. The OTC Markets quotation platform is an inter-dealer market much less regulated than the major exchanges, and is subject to abuses, volatilities and shorting. There is currently no broadly followed and established trading market for our common stock. An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded.

The trading volume of our common stock may be limited and sporadic. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained. As a result of such trading activity, the quoted price for our common stock on the OTC Markets may not necessarily be a reliable indicator of our fair market value. In addition, if our shares of common stock cease to be quoted, holders would find it more difficult to dispose of or to obtain accurate quotation as to the market value of, our common stock and as a result, the market value of our common stock likely would decline.

Our common stock may never be listed on a major stock exchange.

We currently do not satisfy the initial listing standards and cannot ensure that we will be able to satisfy such listing standards or that our common stock will be accepted for listing on any such exchange. Should we fail to satisfy the initial listing standards of such exchanges, or our common stock is otherwise rejected for listing, the trading price of our common stock could suffer, the trading market for our common stock may be less liquid, and our common stock price may be subject to increased volatility.

A decline in the price of our common stock could affect our ability to raise working capital and adversely impact our ability to continue operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. A decline in the price of our common stock could be especially detrimental to our liquidity and our operations. Such reductions may force us to reallocate funds from other planned uses and may have a significant negative effect on our business plan and operations, including our ability to develop new services and continue our current operations. If our common stock price declines, we can offer no assurance that we will be able to raise additional capital or generate funds from operations sufficient to meet our obligations. If we are unable to raise sufficient capital in the future, we may not be able to have the resources to continue our normal operations.

Concentrated ownership of our common stock creates a risk of sudden changes in our common stock price.

The sale by any shareholder of a significant portion of their holdings could have a material adverse effect on the market price of our common stock.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A number of the outstanding shares of common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTC Markets). A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

If we issue additional shares or derivative securities in the future, it will result in the dilution of our existing stockholders.

Our Articles of Incorporation authorize the issuance of up to 100,000,000 shares of common stock, $0.001 par value per share. Our board of directors may choose to issue some or all of such shares, or derivative securities to purchase some or all of such shares, to provide additional financing in the future.

We do not plan to declare or pay any dividends to our stockholders in the near future.

We have not declared any dividends in the past, and we do not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors and will depend upon, among other things, the results of operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

The requirements of being a public company may strain our resources and distract management.

As a result of filing the resignation statement, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements are extensive. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting.

We may incur significant costs associated with our public company reporting requirements and costs associated with applicable corporate governance requirements. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. This may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Persons associated with securities offerings, including consultants, may be deemed to be broker dealers.

In the event that any of our securities are offered without engaging a registered broker-dealer, we may face claims for rescission and other remedies. If any claims or actions were to be brought against us relating to our lack of compliance with the broker-dealer requirements, we could be subject to penalties, required to pay fines, make damages payments or settlement payments, or repurchase such securities. In addition, any claims or actions could force us to expend significant financial resources to defend our company, could divert the attention of our management from our core business and could harm our reputation.

Future changes in financial accounting standards or practices may cause adverse unexpected financial reporting fluctuations and affect reported results of operations.

A change in accounting standards or practices can have a significant effect on our reported results and may even affect our reporting of transactions completed before the change is effective. New accounting pronouncements and varying interpretations of accounting pronouncements have occurred and may occur in the future. Changes to existing rules or the questioning of current practices may adversely affect our reported financial results or the way we conduct business.

“Penny Stock” rules may make buying or selling our common stock difficult.
Trading in our common stock is subject to the “penny stock” rules. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer that recommends our common stock to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our common stock, which could severely limit the market price and liquidity of our common stock.

POST-EXCHANGE BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table provides information, immediately after the Merger, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Eric Rice, Chairman, Chief Executive Officer	17,925,390	43.8%
Jeffrey Doiron, President	-	-%
All Officers and Directors as a Group (2 persons)	17,925,390	43.8%

Other 5% Holders
Blake Gillette	2,211,860	5.4%

(1)	The address for all officers, directors and beneficial owners is 110 E. 9th St, 12B, Los Angeles, CA 90079.

(2)	Based upon 40,900,000 shares of Common Stock outstanding on June 6, 2018.

MANAGEMENT

Name	Age	Position
Eric Rice	41	Founder, Chairman and Chief Executive Officer

Jeffrey Doiron	45	President and Chief Operations Officer

Eric Rice 41, Founder, Chairman and Chief Executive Officer. Prior to founding Quanta in 2016, Mr. Rice founded several successful technology companies and was a pioneer in the digital media sector. He has built companies in several verticals including financial services, digital media, artificial intelligence, biotechnology, live gaming and cannabis. Mr. Rice leads Quanta’s operations and overall strategic direction. He holds a Bachelor of Arts Degree in SCS from Indiana University.  Mr. Rice’s status as the founder along with his extensive experience in marketing led to the conclusion that he is qualified to serve in these capacities.

Jeffrey Doiron 45, President  Before taking over operations for Quanta, Mr. Doiron founded and grew one of the continent's most innovative advanced digital agencies. He uses his vast experience to connect new and exciting ideas with the right partners and brands. He guides the team to unlock their most creative selves and drive forward momentum for the company. The Company concluded that Mr. Doiron’s past experiences and training render him qualified to serve in these capacities.

DESCRIPTION OF SECURITIES

General

The Company’s authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share and 25,000,000 shares of preferred stock, par value $0.001 per share. After the closing of the Merger, and assuming the issuance of the Merger Shares, the shares of Common Stock sold in the Offering and the retirement of 15,000,000 shares, the Company had approximately 40,900,000 shares of Common Stock issued and outstanding.

Common Stock

Stockholders shall not be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Company which the Company proposes to issue or any rights or options which the Company proposes to grant for the purchase of shares of any class of the Company or for the purchase of any shares, bonds, securities, or obligations of the Company which are convertible or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Company; and any and all of such shares, bonds, securities, or obligations of the Company, whether now or hereafter authorized or created may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

The capital stock of this Company shall be nonassessable and shall not be subject to assessment to pay the debts of the Company. Shares are issued without cumulative voting rights and without any preemptive rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Subsection (1) of Section 78.7502 of the Nevada General Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney’s fees), judgment, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to be the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Subsection (2) of Section 78.7502 of the Nevada General Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in favor by reason of the fact that such person acted in any of the capacities set forth in subsection (1) enumerated above, against expenses (including amounts paid in settlement and attorney’s fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification may be made in respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

Subsection (3) of Section 78.7502 of the Nevada General Corporation Law provides that to the extent a director, officer, employee, or agent of a corporation has been successful in the defense of any action, suit, or proceeding referred to in subsection (1) and (2) or in the defense of any claim, issue, or matter therein, that person shall be indemnified against expenses (including attorney’s fees) actually and reasonable incurred by him or her in connection therein.

No direction or officer of the Company shall be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts of omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Company shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Company for act or omissions prior to such repeal or modification.

ACQUISITION OF CONTROLLING INTEREST

The Company elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to the Company’s Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repeating any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Company elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, which disclosures are hereby incorporated by reference, in connection with the Merger, the Company issued an aggregate of 25,900,000 shares of its common stock to the shareholders of Quanta.  Additionally, as disclosed in Item 2.01, which disclosures are hereby incorporated by reference, the Company sold 6,500,000 shares of Common Stock in the Offering.

The Company relied on the exemptions from federal registration under Section 4(2) of the Securities Act of 1933, as amended, Regulation S, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment and/or were located outside the United States.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.02.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosures set forth in Item 2.01 are hereby incorporated by reference to this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
4.1	Form of Subscription Agreement
4.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018	FREIGHT SOLUTION, INC.

	By:	/s/ Eric Rice
Name: Eric Rice
Title: Chief Executive Officer